united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2022

Item 1. Reports to Stockholders.

Institutional Short Duration

Government Bond Fund

TWSGX

Annual Report

December 31, 2022

Advised by: TransWestern Capital Advisors, LLC 37 Bellevue Avenue Newport, RI 02840 (303) 864-1213 Subadvised by: Loomis, Sayles & Company, L.P. One Financial Center Boston, MA 02111

Tel. (800) 997-0718

www.TransWesternFunds.com

Market Conditions:

2022 Annual:

The global bond market suffered pronounced weakness in 2022. Coming into the year, investors were already on edge as the investment community slowly began to understand that inflation would not be as “transitory” as initially expected. The outlook grew even more challenging after Russia’s invasion of Ukraine caused a jump in commodity prices and additional disruptions in global supply chains. Consumer price inflation (CPI) further increased as a result, with year-over-year gains of more than 8% in each monthly report of the second quarter. Inflation stayed elevated for the rest of the year before showing signs of cooling in the fourth quarter. Still, CPI remained above 7% in both the October and November reports, well above the Fed’s 2% target.

These developments prompted the US Federal Reserve (Fed) and other major central banks to tighten monetary policy aggressively. The Fed, in addition to ending its stimulative quantitative easing policy, raised interest rates at seven consecutive meetings from March onward. The benchmark fed funds rate, which stood in a range of 0% to 0.25% at the start of 2022, finished the year at 4.25% - 4.50%. This represented the most aggressive increase in short-term rates since the early 1980s.

The backdrop of high inflation and rising rates weighed heavily on US Treasurys. The yield on the two-year note surged from 0.39% to 4.41% over the course of 2022, while the 10-year yield climbed from 1.44% to 3.88%. The Treasury market suffered its second consecutive year of negative returns in 2022 – the first time this has happened since 1958-59. One result of these moves was that the yield curve inverted significantly (meaning that short- term yields traded above those on longer-term debt), an unusual event that typically precedes a recession.

Securitized assets—including agency mortgage-backed securities (MBS) - posted negative total returns but outperformed the broader US bond market due to the category’s shorter duration (lower interest-rate sensitivity).

Performance Results:

During the year ended December 31, 2022, the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) returned (4.82)% which was approximately 70 basis points higher than its benchmark, the 50% Barclays Short Treasury 50% Barclays MBS Index, which returned (5.52)% over the same period.

Explanation of Fund Performance:

Yield curve effects and sector allocation had a positive impact on 2022 performance, while bond selection decisions were a major detractor.

Within our allocation to Agency MBS, bond selection was negative, while allocation in this space contributed to excess returns. Selection to pass-thrus, Agency CMBS, and CMOs were all detractors. The Fund’s underweight to US Treasuries as compared to its benchmark had a slightly positive impact on excess return.

Outlook:

●	The Federal Reserve continues to tighten monetary policy as inflation remains above the Fed’s preferred range and the unemployment rate has not materially increased over the past three quarters. Market expectations for the terminal fed funds rate are hovering near 5% and our yield curve team is in line with this consensus. However, we believe the range of outcomes can be as low as 4.75% or as high as 5.5% depending on how the economy and inflation respond over the coming quarters. The shape of the yield curve remains inverted with higher yields on shorter maturities relative to longer-dated bonds. We anticipate the Fed will loosen monetary policy as early as the third quarter of 2023 to restimulate economic activity.

●	We believe we are in the later phases of the credit cycle. Government, corporate and consumer balance sheets entered this part of the cycle in a strong position, but are showing strains from higher inflation, tightening credit conditions and greater economic uncertainty. We expect the economy will enter a brief and shallow recession in the near future. Demand destruction is expected as well as profit degradation and rising unemployment. However, our view is the recession will be shallow and somewhat brief due to the strong starting position in corporate health. Risk premiums for corporate bonds have increased substantially over the past year in recognition of the potential for the increases in downgrades and defaults that accompany recessions.

●	We continue to see the primary market risk as an over-tightening of monetary policy by the Fed which depresses aggregate economic demand. However, the market is also sensitive to any data which may suggest inflation will remain elevated and which could keep the Fed in a hawkish policy stance. Covid concerns are elevated with the onset of winter and the recent outbreak in China which has impacted Chinese economic activity. Lastly, the Russia-Ukraine conflict continues to be a source of anxiety and contribute to market volatility and uncertainty.

●	We continue to favor spread sectors, such as corporate bonds and securitized assets.

●	Corporate bonds have provided the most robust opportunity for the strategy and we continue to find attractively priced new issues with favorable concessions. The strategy’s corporate risk relative to the benchmark is in the upper zone of our budget. For mandates which allow for non-investment grade allocations, the team continues to hold a small number of issuers we believe offer value.

●	Asset-backed securities continue to be a favorable alternative to corporate credit in the front end of the curve, and valuations during the quarter were attractive which allowed the team to add new issues. We favor consumer related collateral such as auto receivables and personal consumer loans. We prefer the top of the capital stack but are not limited to the highest quality band of the structure. Risk relative to benchmark is healthy, but in the lower third of our budget.

●	Commercial mortgage-backed securities remain in the strategy but exposure is marginal relative to the benchmark. When opportunities arise we favor senior parts of the capital stack.

●	We continue to follow our process of building diversified exposures by asset class, industry and issuers.

This commentary is provided for informational purposes only and should not be construed as investment advice. Any opinions or forecasts contained herein reflect the subjective judgments and assumptions of the authors only and do not necessarily reflect the views of Loomis, Sayles & Company, L.P., or any portfolio manager. Investment recommendations may be inconsistent with these opinions. There can be no assurance that developments will transpire as forecasted and actual results will be different. Data and analysis does not represent the actual or expected future performance of any investment product. We believe the information, including that obtained from outside sources, to be correct, but we cannot guarantee its accuracy. The information is subject to change at any time without notice. Indexes are unmanaged and do not incur fees, and you may not invest directly in an index.

Past Performance is no guarantee of future results.

TransWestern Institutional Short Duration Government Bond Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2022

The Fund’s performance figures* for the periods ended December 31, 2022, compared to its benchmarks:

		Annualized	Annualized	Annualized
	One Year	Five Year	Ten Year	Since Inception **
TransWestern Institutional Short Duration Government Bond Fund	(4.82)%	0.26%	0.60%	0.91%
Bloomberg Barclays Capital Mortgage Backed Securities Index ***	(11.81)%	(0.53)%	0.74%	1.35%
Bloomberg Barclays Capital Short Treasury Index ****	0.99%	1.26%	0.80%	0.70%
Blended Benchmark Index *****	(5.52)%	0.39%	0.79%	1.04%

Comparison of the Change in Value of a $2,000,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund may assess a redemption fee of 0.25% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. Per the fee table in the Fund’s May 1, 2022 prospectus, the total annual operating expenses are 0.70% before fee waivers. For performance information current to the most recent month-end, please call 1-855-881-2380.

**	Inception date is January 3, 2011.

***	The Bloomberg Barclays Capital Mortgage Backed Securities Index is an unmanaged market capitalization index which measures the performance of investment grade fixed-rate mortgage-backed pass through securities of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). Investors may not invest in the Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

****	The Bloomberg Barclays Capital Short Treasury Index measures the performance of United States Treasury Securities with a remaining maturity between 1 to 12 months. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

*****	The Blended Benchmark Index represents a blend of 50% Barclays Capital Short Treasury Index and 50% Barclays Capital Mortgage Backed Securities Index. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2022 (Unaudited)

Holdings By Investment Type	% of Net Assets
U.S. Government & Agencies	86.1%
U.S. Treasury Notes	8.5%
Short-Term Investments and Other Assets less Liabilities	5.4%
100.0%

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 86.1%
	FEDERAL HOME LOAN MORTGAGE CORP. — 27.4%(a)
70,436	Freddie Mac Gold Pool Series G08448		5.0000	05/01/41	$71,379
534,011	Freddie Mac Gold Pool Series Q18571		3.5000	05/01/43	501,078
369,516	Freddie Mac Gold Pool Series Q20545		3.5000	07/01/43	346,960
102,963	Freddie Mac Gold Pool Series U92432		4.0000	02/01/44	98,824
669,090	Freddie Mac Multifamily Structured Pass Through Series K029 A2 (b)		3.3200	02/25/23	666,922
467,954	Freddie Mac Multifamily Structured Pass Through Series Q015 A (c)	SOFR30A + 0.200%	4.0040	08/25/24	466,314
3,932	Freddie Mac Multifamily Structured Pass Through Series KJ28 A1		1.7660	02/25/25	3,899
1,439,210	Freddie Mac Multifamily Structured Pass Through Series KJ20 A2		3.7990	12/25/25	1,404,139
921,565	Freddie Mac Multifamily Structured Pass Through Series KF60 A (c)	US0001M + 0.490%	4.6320	02/25/26	914,439
1,640,331	Freddie Mac Multifamily Structured Pass Through Series KJ21 A2		3.7000	09/25/26	1,591,906
1,336,907	Freddie Mac Multifamily Structured Pass Through Series KF72 A (c)	US0001M + 0.500%	4.6420	11/25/26	1,332,677
1,475,672	Freddie Mac Multifamily Structured Pass Through Series KF77 AL (c)	US0001M + 0.700%	4.8420	02/25/27	1,472,964
298,690	Freddie Mac Multifamily Structured Pass Through Series KF81 AS (c)	SOFR30A + 0.400%	4.1250	06/25/27	295,343
398,783	Freddie Mac Multifamily Structured Pass Through Series KF81 AL (c)	US0001M + 0.360%	4.5020	06/25/27	392,293
227,807	Freddie Mac Multifamily Structured Pass Through Series KF93 AS (c)	SOFR30A + 0.310%	4.0350	10/25/27	224,052
189,227	Freddie Mac Multifamily Structured Pass Through Series KF93 AL (c)	US0001M + 0.280%	4.4220	10/25/27	186,728
738,482	Freddie Mac Multifamily Structured Pass Through Series KF82 AS (c)	SOFR30A + 0.420%	4.1450	06/25/30	726,177
1,027,233	Freddie Mac Multifamily Structured Pass Through Series KF80 AS (c)	SOFR30A + 0.510%	4.2350	06/25/30	1,010,981
1,107,723	Freddie Mac Multifamily Structured Pass Through Series KF82 AL (c)	US0001M + 0.370%	4.5120	06/25/30	1,091,209
2,335,000	Freddie Mac Multifamily Structured Pass Through Series KJ37 A2		2.3330	11/25/30	2,046,684
2,580,000	Freddie Mac Multifamily Structured Pass Through Series KJ42 A2		4.1180	11/25/32	2,482,092
447,388	Freddie Mac Multifamily Structured Pass Through Series Q008 A (c)	US0001M + 0.390%	4.5320	10/25/45	442,975
1,293,098	Freddie Mac Multifamily Structured Pass Through Series Q016 APT1 (b)		1.2420	05/25/51	1,174,992
2,544	Freddie Mac Non Gold Pool Series 845830(c)	US0006M + 1.659%	3.5640	07/01/24	2,503
40,212	Freddie Mac Non Gold Pool Series 847103(c)	H15T1Y + 2.302%	3.9100	01/01/33	39,291
451,922	Freddie Mac Non Gold Pool Series 780722(c)	H15T1Y + 2.220%	4.2200	08/01/33	459,924
63,918	Freddie Mac Non Gold Pool Series 972132(c)	H15T1Y + 2.225%	4.3500	11/01/33	64,936
106,139	Freddie Mac Non Gold Pool Series 1B2025(c)	US0012M + 1.862%	3.0260	06/01/34	107,006
68,167	Freddie Mac Non Gold Pool Series 1B2721(c)	US0012M + 1.727%	1.9960	01/01/35	67,546
88,349	Freddie Mac Non Gold Pool Series 783000(c)	H15T1Y + 2.280%	4.4050	01/01/35	86,150
83,441	Freddie Mac Non Gold Pool Series 783028(c)	H15T1Y + 2.250%	2.4970	02/01/35	84,298
67,820	Freddie Mac Non Gold Pool Series 1Q0160(c)	US0012M + 1.765%	4.0150	09/01/35	68,478
119,100	Freddie Mac Non Gold Pool Series 848575(c)	H15T1Y + 2.262%	3.3990	02/01/36	120,426
107,601	Freddie Mac Non Gold Pool Series 848685(c)	H15T1Y + 2.285%	4.3240	02/01/36	107,815

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued) December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 86.1% (Continued)
	FEDERAL HOME LOAN MORTGAGE CORP. — 27.4%(a) (Continued)
75,745	Freddie Mac Non Gold Pool Series 1Q0092(c)	H15T1Y + 2.245%	2.5720	03/01/36	$76,594
37,645	Freddie Mac Non Gold Pool Series 1H2695(c)	H15T1Y + 2.165%	3.6910	04/01/36	36,980
162,591	Freddie Mac Non Gold Pool Series 1L1358(c)	H15T1Y + 2.500%	3.8800	05/01/36	165,993
145,237	Freddie Mac Non Gold Pool Series 1J1382(c)	US0012M + 1.640%	3.8900	11/01/36	141,794
386,762	Freddie Mac Non Gold Pool Series 848690(c)	H15T1Y + 2.251%	3.8910	03/01/37	393,453
16,900	Freddie Mac Non Gold Pool Series 1Q1097(c)	US0012M + 1.903%	2.4530	04/01/37	16,560
83,744	Freddie Mac Non Gold Pool Series 1Q1104(c)	US0012M + 1.724%	3.1380	04/01/37	83,311
28,073	Freddie Mac Non Gold Pool Series 1Q1131(c)	US0006M + 1.770%	3.6430	06/01/37	27,305
23,932	Freddie Mac Non Gold Pool Series 848565(c)	US0012M + 1.742%	3.8060	12/01/37	23,578
154,815	Freddie Mac Non Gold Pool Series 1Q1380(c)	US0012M + 1.980%	2.6480	03/01/38	152,598
49,183	Freddie Mac Non Gold Pool Series 848568(c)	H15T1Y + 2.208%	3.8270	09/01/38	48,218
948,707	Freddie Mac Non Gold Pool Series 848949(c)	H15T1Y + 2.248%	4.2030	09/01/38	967,958
23,510	Freddie Mac Non Gold Pool Series 1Q0647(c)	US0012M + 1.793%	3.4570	11/01/38	23,123
56,705	Freddie Mac Non Gold Pool Series 1Q1302(c)	US0012M + 1.703%	3.8830	11/01/38	55,930
262,641	Freddie Mac Non Gold Pool Series 849046(c)	US0012M + 1.896%	3.2750	09/01/41	261,769
66,581	Freddie Mac Non Gold Pool Series 2B7388(c)	US0012M + 1.840%	3.8280	01/01/46	67,216
468,030	Freddie Mac Pool Series SB8031		2.5000	02/01/35	430,487
12,348	Freddie Mac REMICS Series 1628 LZ (d)		6.5000	12/15/23	12,001
88,283	Freddie Mac REMICS Series 2903 Z (d)		5.0000	12/15/24	85,131
17,194	Freddie Mac REMICS Series 3104 DH (d)		5.0000	01/15/26	16,498
44,134	Freddie Mac REMICS Series 2102 PE (d)		6.5000	12/15/28	44,101
27,906	Freddie Mac REMICS Series 2131 ZB (d)		6.0000	03/15/29	27,041
13,763	Freddie Mac REMICS Series 2412 OF (c),(d)	US0001M + 0.950%	5.2680	12/15/31	13,422
7,016	Freddie Mac REMICS Series 2450 FW (c),(d)	US0001M + 0.500%	4.8180	03/15/32	6,745
25,148	Freddie Mac REMICS Series 2448 FV (c),(d)	US0001M + 1.000%	5.3180	03/15/32	24,518
59,686	Freddie Mac REMICS Series 2526 FC (c),(d)	US0001M + 0.400%	4.7180	11/15/32	57,234
37,354	Freddie Mac REMICS Series 2581 FD (c),(d)	US0001M + 0.750%	5.0680	12/15/32	36,113
11,528	Freddie Mac REMICS Series 2557 WF (c),(d)	US0001M + 0.400%	4.7180	01/15/33	11,047
28,315	Freddie Mac REMICS Series 2768 PW (d)		4.2500	03/15/34	26,356
177,658	Freddie Mac REMICS Series 2978 JG (d)		5.5000	05/15/35	176,750
259,086	Freddie Mac REMICS Series 3036 NE (d)		5.0000	09/15/35	257,209
170,447	Freddie Mac REMICS Series 3620 AT (b),(d)		3.8710	12/15/36	167,568
127,970	Freddie Mac REMICS Series 3412 AY (d)		5.5000	02/15/38	122,359
53,413	Freddie Mac REMICS Series 3862 GA (d)		4.0000	04/15/41	50,099

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued) December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 86.1% (Continued)
	FEDERAL HOME LOAN MORTGAGE CORP. — 27.4%(a) (Continued)
130,981	Freddie Mac REMICS Series 3561 W (b),(d)		2.5760	06/15/48	$112,631
					24,373,090
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 30.1%(a)
7,865	Fannie Mae Pool Series 762519		5.5000	11/01/23	7,843
2,335	Fannie Mae Pool Series	US0006M + 2.097%	3.3460	02/01/25	2,300
2,040,000	Fannie Mae Pool Series BL0481		3.5800	01/01/26	1,977,686
25,279	Fannie Mae Pool Series 684842(c)	H15T1Y + 2.435%	3.2630	01/01/30	24,515
78,421	Fannie Mae Pool Series 619105(c)	H15T1Y + 2.125%	3.1250	05/01/32	77,402
19,688	Fannie Mae Pool Series 642012(c)	H15T1Y + 2.265%	3.2650	05/01/32	19,406
58,493	Fannie Mae Pool Series 699985(c)	H15T1Y + 2.211%	3.2110	04/01/33	57,735
131,357	Fannie Mae Pool Series 555375		6.0000	04/01/33	136,185
59,300	Fannie Mae Pool Series 721424(c)	H15T1Y + 2.287%	3.9200	06/01/33	58,634
22,033	Fannie Mae Pool Series 725052(c)	H15T1Y + 2.164%	3.2890	07/01/33	21,152
16,339	Fannie Mae Pool Series 732087(c)	H15T1Y + 2.440%	4.2660	08/01/33	16,150
57,615	Fannie Mae Pool Series 751930(c)	US0012M + 1.750%	4.0000	10/01/33	56,673
36,973	Fannie Mae Pool Series AL1271(c)	H15T1Y + 2.287%	4.3640	10/01/33	36,356
346,227	Fannie Mae Pool Series AD0541(c)	H15T1Y + 2.185%	4.2200	11/01/33	353,476
35,422	Fannie Mae Pool Series 766907(c)	US0012M + 1.800%	2.5440	03/01/34	35,731
27,700	Fannie Mae Pool Series 725392(c)	H15T1Y + 2.199%	2.7370	04/01/34	26,965
18,264	Fannie Mae Pool Series 783245(c)	12MTA + 1.200%	2.8890	04/01/34	17,653
67,037	Fannie Mae Pool Series AL0332(c)	H15T1Y + 2.147%	2.7440	09/01/34	67,609
448,170	Fannie Mae Pool Series AL1270(c)	H15T1Y + 2.205%	3.5080	10/01/34	456,162
126,668	Fannie Mae Pool Series 805753(c)	H15T1Y + 2.313%	2.4380	01/01/35	126,666
57,754	Fannie Mae Pool Series 813844(c)	US0006M + 1.534%	3.6470	01/01/35	58,428
17,877	Fannie Mae Pool Series 995552(c)	H15T1Y + 2.158%	3.2930	05/01/35	17,549
33,788	Fannie Mae Pool Series 894530(c)	H15T1Y + 2.486%	3.4920	05/01/35	33,998
7,562	Fannie Mae Pool Series 823235(c)	US0012M + 2.473%	4.2230	06/01/35	7,493
136,593	Fannie Mae Pool Series 889822(c)	US0012M + 1.566%	3.4700	07/01/35	137,797
78,532	Fannie Mae Pool Series AL0361(c)	H15T1Y + 2.223%	4.0950	07/01/35	77,814
26,224	Fannie Mae Pool Series 995269(c)	US0006M + 1.547%	4.1150	07/01/35	26,540
54,389	Fannie Mae Pool Series 735667		5.0000	07/01/35	55,640
109,110	Fannie Mae Pool Series 838948(c)	US0006M + 1.510%	3.6480	08/01/35	109,900
52,845	Fannie Mae Pool Series 832249(c)	US0012M + 1.554%	3.8040	08/01/35	52,084
80,136	Fannie Mae Pool Series 829608(c)	H15T1Y + 2.223%	4.2230	08/01/35	81,868

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued) December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 86.1% (Continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 30.1%(a) (Continued)
34,436	Fannie Mae Pool Series 838444(c)	H15T1Y + 2.223%	4.2230	08/01/35	$33,816
8,991	Fannie Mae Pool Series 844532(c)	12MTA + 1.771%	3.4810	11/01/35	8,798
9,168	Fannie Mae Pool Series 846695(c)	US0006M + 2.670%	4.7950	11/01/35	9,011
192,046	Fannie Mae Pool Series 813637(c)	H15T1Y + 2.185%	2.3100	01/01/36	191,383
33,378	Fannie Mae Pool Series 863729(c)	H15T1Y + 2.268%	2.3930	01/01/36	32,493
117,067	Fannie Mae Pool Series 846749(c)	US0006M + 2.428%	3.6780	01/01/36	114,742
100,039	Fannie Mae Pool Series 880373(c)	US0012M + 1.538%	2.3640	02/01/36	100,748
19,993	Fannie Mae Pool Series 880366(c)	US0006M + 1.430%	3.8420	02/01/36	20,414
12,224	Fannie Mae Pool Series 995134(c)	H15T1Y + 2.134%	2.9200	06/01/36	12,214
146,450	Fannie Mae Pool Series 920847(c)	H15T1Y + 2.500%	3.4800	08/01/36	150,897
25,494	Fannie Mae Pool Series 886376(c)	12MTA + 2.303%	4.0020	08/01/36	25,609
6,780	Fannie Mae Pool Series 879683(c)	H15T1Y + 2.145%	3.9340	09/01/36	6,752
12,428	Fannie Mae Pool Series 995949(c)	12MTA + 2.342%	4.0420	09/01/36	12,468
43,702	Fannie Mae Pool Series 995008(c)	12MTA + 2.178%	3.8730	10/01/36	43,712
147,233	Fannie Mae Pool Series 900197(c)	US0012M + 2.075%	4.3250	10/01/36	148,933
51,661	Fannie Mae Pool Series AE0870(c)	US0012M + 1.684%	3.3730	11/01/36	52,180
16,985	Fannie Mae Pool Series 906281(c)	US0012M + 1.754%	2.7330	01/01/37	16,751
649,909	Fannie Mae Pool Series AL1890(c)	US0012M + 1.887%	2.4970	03/01/37	648,062
271,200	Fannie Mae Pool Series 910289(c)	US0012M + 1.804%	2.5200	03/01/37	268,693
19,035	Fannie Mae Pool Series 888310(c)	US0012M + 1.565%	2.3150	04/01/37	18,641
193,488	Fannie Mae Pool Series 889819(c)	US0012M + 1.554%	3.1720	04/01/37	195,253
20,036	Fannie Mae Pool Series 748848(c)	H15T1Y + 2.270%	4.0200	06/01/37	20,700
39,136	Fannie Mae Pool Series 888628(c)	US0012M + 1.825%	3.1120	07/01/37	38,477
69,617	Fannie Mae Pool Series AB5688		3.5000	07/01/37	65,192
85,260	Fannie Mae Pool Series AD0959(c)	US0006M + 2.030%	3.7670	07/01/37	85,763
43,861	Fannie Mae Pool Series AL0920		5.0000	07/01/37	44,869
1,528	Fannie Mae Pool Series 899633		5.5000	07/01/37	1,535
74,401	Fannie Mae Pool Series AE0354(c)	US0012M + 1.706%	3.0420	09/01/37	75,598
145,039	Fannie Mae Pool Series AL1288(c)	US0012M + 1.564%	3.7560	09/01/37	145,577
14,885	Fannie Mae Pool Series AL0883(c)	US0012M + 1.174%	3.2720	01/01/38	14,543
124,543	Fannie Mae Pool Series 964244(c)	US0012M + 1.669%	3.9190	07/01/38	123,170
103,168	Fannie Mae Pool Series 964760(c)	US0012M + 1.639%	3.8890	08/01/38	101,750
5,286	Fannie Mae Pool Series 725320(c)	H15T1Y + 2.254%	3.5180	08/01/39	5,247
26,974	Fannie Mae Pool Series AC8301(c)	US0012M + 1.810%	2.0600	12/01/39	26,330

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued) December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 86.1% (Continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 30.1%(a) (Continued)
43,927	Fannie Mae Pool Series AC2472		5.0000	06/01/40	$43,911
2,237,270	Fannie Mae Pool Series BM1078(c)	H15T1Y + 2.168%	3.4850	12/01/40	2,274,327
8,911	Fannie Mae Pool Series AL2559(c)	US0012M + 1.806%	3.2930	07/01/41	8,754
331,007	Fannie Mae Pool Series AJ0875(c)	US0012M + 1.800%	4.0500	10/01/41	335,550
46,637	Fannie Mae Pool Series AI4385(c)	US0012M + 1.800%	2.0500	12/01/41	45,499
413,745	Fannie Mae Pool Series AO4163		3.5000	06/01/42	387,408
265,723	Fannie Mae Pool Series AB5519		3.5000	07/01/42	248,809
2,375,380	Fannie Mae Pool Series AO8169		3.5000	09/01/42	2,224,479
318,222	Fannie Mae Pool Series AB7016		4.0000	11/01/42	305,818
596,798	Fannie Mae Pool Series AQ6238		3.5000	12/01/42	558,950
395,436	Fannie Mae Pool Series AQ9715		3.0000	01/01/43	354,255
445,321	Fannie Mae Pool Series MA1404		3.5000	04/01/43	417,027
136,717	Fannie Mae Pool Series AB9096		4.0000	04/01/43	131,049
25,833	Fannie Mae Pool Series 803338(c)	12MTA + 1.200%	2.8890	09/01/44	24,603
246,248	Fannie Mae Pool Series MA3536		4.0000	12/01/48	235,321
3,206,857	Fannie Mae Pool Series CB2846		2.0000	02/01/52	2,621,343
3,069,689	Fannie Mae Pool Series MA4562		2.0000	03/01/52	2,509,235
18,819	Fannie Mae REMICS Series 2005-100 BQ (d)		5.5000	11/25/25	18,123
3	Fannie Mae REMICS Series 1999-57 FC (c),(d)	US0001M + 0.250%	4.5890	11/17/29	3
91,352	Fannie Mae REMICS Series 2000-45 FG (c),(d)	US0001M + 0.550%	4.8890	12/18/30	88,413
133,184	Fannie Mae REMICS Series 2000-45 FD (c),(d)	US0001M + 0.550%	4.8890	12/18/30	132,222
47,163	Fannie Mae REMICS Series 2002-30 FB (c),(d)	US0001M + 1.000%	5.3890	08/25/31	46,015
29,099	Fannie Mae REMICS Series 2002-16 VF (c),(d)	US0001M + 0.550%	4.9390	04/25/32	28,032
8,849	Fannie Mae REMICS Series 2002-71 AP (d)		5.0000	11/25/32	8,485
106,507	Fannie Mae REMICS Series 2011-39 ZA (d)		6.0000	11/25/32	108,457
71,741	Fannie Mae REMICS Series 2003-134 FC (c),(d)	US0001M + 0.600%	4.9890	12/25/32	70,945
2,439	Fannie Mae REMICS Series 2003-35 FG (c),(d)	US0001M + 0.300%	4.6890	05/25/33	2,333
28,152	Fannie Mae REMICS Series 2005-29 WQ (d)		5.5000	04/25/35	27,683
89,498	Fannie Mae REMICS Series 2009-50 PT (b),(d)		5.7610	05/25/37	88,542
78,249	Fannie Mae REMICS Series 2008-86 LA (b),(d)		3.4210	08/25/38	73,862
346,097	Fannie Mae REMICS Series 2010-60 HB (d)		5.0000	06/25/40	344,734
81,312	Fannie Mae REMICS Series 2013-63 YF (c),(d)	US0001M + 1.000%	5.0000	06/25/43	69,086
1,753,142	Fannie Mae REMICS Series 2020-35 FA (c),(d)	US0001M + 0.500%	3.4660	06/25/50	1,744,204
1,515,283	Fannie Mae-Aces Series 2017-M3 A2 (b)		2.4710	12/25/26	1,400,172

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued) December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 86.1% (Continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 30.1%(a) (Continued)
2,936,442	Fannie Mae-Aces Series 2017-M14 A2 (b)		2.8660	11/25/27	$2,746,886
					26,820,266
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 28.6%
133,290	Ginnie Mae II Pool Series 891616(c)	H15T1Y + 1.400%	5.4800	06/20/58	133,601
1,075	Ginnie Mae II Pool Series 751387(b)		4.7420	01/20/61	1,056
13,903	Ginnie Mae II Pool Series 710065(b)		4.8100	02/20/61	13,548
15,168	Ginnie Mae II Pool Series 751408(b)		4.8170	06/20/61	14,974
10,564	Ginnie Mae II Pool Series 710084(b)		4.7000	08/20/61	10,426
38,349	Ginnie Mae II Pool Series 894704(c)	H15T1Y + 0.827%	4.9090	10/20/61	38,297
27,406	Ginnie Mae II Pool Series 773431(b)		4.5310	12/20/61	26,674
96,037	Ginnie Mae II Pool Series 896982(c)	H15T1Y + 1.140%	5.2200	12/20/61	96,269
1,363	Ginnie Mae II Pool Series 773437(b)		4.4850	02/20/62	1,266
390	Ginnie Mae II Pool Series 757339(b)		4.8620	02/20/62	381
4,335	Ginnie Mae II Pool Series 759745(b)		4.8150	05/20/62	4,281
1,040	Ginnie Mae II Pool Series 757348(b)		4.8490	06/20/62	1,030
470,715	Ginnie Mae II Pool Series 897906(c)	H15T1Y + 0.813%	4.8970	06/20/62	470,153
792,893	Ginnie Mae II Pool Series 896363(c)	H15T1Y + 0.663%	4.8120	07/20/62	790,482
1,797	Ginnie Mae II Pool Series 766556(b)		4.7550	08/20/62	1,770
6,191	Ginnie Mae II Pool Series 777432(b)		4.5990	10/20/62	6,009
173,279	Ginnie Mae II Pool Series 899072(c)	US0001M + 2.017%	5.0960	10/20/62	176,952
4,170	Ginnie Mae II Pool Series 765229(b)		4.5530	11/20/62	3,921
2,777	Ginnie Mae II Pool Series 766542(b)		4.5900	11/20/62	2,497
50,105	Ginnie Mae II Pool Series 777440(b)		4.5060	12/20/62	47,963
791,271	Ginnie Mae II Pool Series 899633(c)	US0001M + 1.965%	5.0550	01/20/63	804,240
239,050	Ginnie Mae II Pool Series 898433(c)	US0001M + 2.206%	5.2810	01/20/63	243,716
60,902	Ginnie Mae II Pool Series 898416(c)	US0001M + 1.869%	4.9490	02/20/63	61,773
523,965	Ginnie Mae II Pool Series 899650(c)	US0001M + 1.890%	4.9700	02/20/63	532,393
743,776	Ginnie Mae II Pool Series 899765(c)	US0001M + 1.966%	5.0430	02/20/63	755,334
277,346	Ginnie Mae II Pool Series 898436(c)	US0001M + 2.244%	5.3230	02/20/63	280,870
268,301	Ginnie Mae II Pool Series 899651(c)	US0001M + 2.336%	5.4130	02/20/63	273,709
29,538	Ginnie Mae II Pool Series AE9606(c)	H15T1Y + 1.140%	5.2200	08/20/64	29,613
45,325	Ginnie Mae II Pool Series AK0197(c)	H15T1Y + 0.723%	4.8030	09/20/64	45,246
19,803	Ginnie Mae II Pool Series AG8190(c)	H15T1Y + 1.137%	5.2170	09/20/64	19,815
38,088	Ginnie Mae II Pool Series AG8209(c)	H15T1Y + 0.910%	4.9910	10/20/64	38,101

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued) December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 86.1% (Continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 28.6% (Continued)
30,395	Ginnie Mae II Pool Series AG8275(c)	H15T1Y + 1.137%	5.2170	03/20/65	$30,427
282,773	Government National Mortgage Association Series 2011-129 FB (c),(d)	US0001M + 0.250%	4.5760	06/16/26	280,852
9,837	Government National Mortgage Association Series 2012-124 HT (b),(d)		6.5000	07/20/32	9,519
42,416	Government National Mortgage Association Series 2003-72 Z (b),(d)		5.3340	11/16/45	41,459
2,449	Government National Mortgage Association Series 2015-H05 FA (c),(d)	US0001M + 0.300%	4.1420	04/20/61	2,353
20,078	Government National Mortgage Association Series 2012-H21 CF (c),(d)	US0001M + 0.700%	4.5420	05/20/61	19,301
3,738	Government National Mortgage Association Series 2011-H23 HA (d)		3.0000	12/20/61	3,424
184,615	Government National Mortgage Association Series 2012-H11 FA (c),(d)	US0001M + 0.700%	4.5420	02/20/62	182,822
343,734	Government National Mortgage Association Series 2012-H20 PT (b),(d)		4.9110	07/20/62	342,872
6,721	Government National Mortgage Association Series 2012-H29 HF (c),(d)	US0001M + 0.500%	4.3420	10/20/62	6,411
12,930	Government National Mortgage Association Series 2013-H02 GF (c),(d)	US0001M + 0.500%	4.3420	12/20/62	12,377
711,252	Government National Mortgage Association Series 2013-H22 FT (c),(d)	H15T1Y + 0.650%	5.1430	04/20/63	710,460
9,099	Government National Mortgage Association Series 2015-H13 FL (c),(d)	US0001M + 0.280%	4.1220	05/20/63	8,659
825,970	Government National Mortgage Association Series 2013-H25 SA (c),(d)	US0001M + 0.750%	4.5920	10/20/63	822,244
3,695,645	Government National Mortgage Association Series 2014-H12 HZ (b),(d)		4.5960	06/20/64	3,659,208
337,846	Government National Mortgage Association Series 2014-H16 FL (c),(d)	US0001M + 0.470%	3.6130	07/20/64	333,266
590,583	Government National Mortgage Association Series 2014-H14 FA (c),(d)	US0001M + 0.500%	3.6430	07/20/64	584,993
394,795	Government National Mortgage Association Series 2014-H14 GF (c),(d)	US0001M + 0.470%	4.3120	07/20/64	392,357
898,136	Government National Mortgage Association Series 2014-H15 FA (c),(d)	US0001M + 0.500%	4.3420	07/20/64	888,854
11,073	Government National Mortgage Association Series 2018-H02 FJ (c),(d)	US0001M + 0.200%	4.0420	10/20/64	10,960
161,319	Government National Mortgage Association Series 2015-H04 FL (c),(d)	US0001M + 0.470%	4.3120	02/20/65	159,788
894	Government National Mortgage Association Series 2015-H09 HA (d)		1.7500	03/20/65	803
1,652	Government National Mortgage Association Series 2015-H11 FA (c),(d)	US0001M + 0.250%	4.0920	04/20/65	1,578
50,971	Government National Mortgage Association Series 2015-H12 FL (c),(d)	US0001M + 0.230%	4.0720	05/20/65	50,444
14,265	Government National Mortgage Association Series 2015-H19 FH (c),(d)	US0001M + 0.300%	4.1420	07/20/65	14,011
915,900	Government National Mortgage Association Series 2015-H27 FA (c),(d)	US0001M + 0.750%	4.5110	09/20/65	903,072
489,225	Government National Mortgage Association Series 2016-H02 FH (c),(d)	US0001M + 1.000%	4.8420	01/20/66	482,775
175,466	Government National Mortgage Association Series 2018-H04 FG (c),(d)	US0001M + 0.280%	4.1220	02/20/68	173,339
902,840	Government National Mortgage Association Series 2018-H11 FJ (c),(d)	US0012M + 0.080%	2.8550	06/20/68	882,170
2,200,929	Government National Mortgage Association Series 2018-H16 FA (c),(d)	US0001M + 0.420%	3.4270	09/20/68	2,138,542
3,113,346	Government National Mortgage Association Series 2020-H04 FP (c),(d)	US0001M + 0.500%	4.3420	06/20/69	3,065,513
115,032	Government National Mortgage Association Series 2019-H13 FT (c),(d)	H15T1Y + 0.450%	5.0100	08/20/69	115,006

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued) December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 86.1% (Continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 28.6% (Continued)
4,200,668	Government National Mortgage Association Series 2020-H02 FG (c),(d)	US0001M + 0.600%	3.9620	01/20/70	$4,143,191
					25,399,410

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $79,716,624)				76,592,766

	U.S. TREASURY NOTES — 8.5%
4,905,000	United States Treasury Note		4.2500	12/31/24	4,891,013
500,000	United States Treasury Note		3.8750	12/31/27	498,008
2,125,000	United States Treasury Note		4.1250	11/15/32	2,176,797
	TOTAL U.S. TREASURY NOTES (Cost $7,614,387)				7,565,818

	SHORT-TERM INVESTMENTS — 10.9%
	U.S. TREASURY BILLS — 10.9%
6,875,000	United States Treasury Bill		2.3800	01/03/23	6,873,658
2,835,000	United States Treasury Bill		2.6300	01/10/23	2,832,961
	TOTAL SHORT-TERM INVESTMENTS (Cost $9,706,619)				9,706,619

	TOTAL INVESTMENTS - 105.5% (Cost $97,037,630)				$93,865,203
	LIABILITIES IN EXCESS OF OTHER ASSETS - (5.5)%				(4,871,272)
	NET ASSETS - 100.0%				$88,993,931

REMIC	Real Estate Mortgage Investment Conduit

12MTA	Federal Reserve US 12 Month Cumulative Avg 1 Year CMT

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

SOFR30A	United States 30 Day Average SOFR Secured Overnight Financing Rate

US0001M	ICE LIBOR USD 1 Month

US0006M	ICE LIBOR USD 6 Month

US0012M	ICE LIBOR USD 12 Month

(a)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(c)	Variable rate security; the rate shown represents the rate on December 31, 2022.

(d)	Collateralized mortgage obligation (CMO).

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

ASSETS
Investment securities:
At cost	$97,037,630
At value	$93,865,203
Cash	1,980,393
Receivable for securities sold	2,052,627
Principal paydown receivable	69,579
Interest receivable	210,549
Prepaid expenses and other assets	3,901
TOTAL ASSETS	98,182,252

LIABILITIES
Payable for investments purchased	8,908,186
Distributions payable	26,600
Investment advisory fees payable	115,627
Payable to related parties	69,937
Distribution (12b-1) fees payable	38,347
Trustee fees payable	5,104
Accrued expenses and other liabilities	24,520
TOTAL LIABILITIES	9,188,321
NET ASSETS	$88,993,931

Net Assets Consist Of:
Paid in capital	122,418,641
Accumulated deficit	(33,424,710)
NET ASSETS	$88,993,931

Net Asset Value Per Share:
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	9,778,601
Net asset value (Net Assets divided by Shares Outstanding), offering price and redemption price per share (a)	$9.10

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 0.25%.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF OPERATIONS
Year Ended December 31, 2022

INVESTMENT INCOME
Interest	$3,285,021
TOTAL INVESTMENT INCOME	3,285,021

EXPENSES
Investment advisory fees	872,353
Distribution (12b-1) fees	193,856
Administrative services fees	161,695
Accounting services fees	53,318
Custodian fees	24,059
Compliance officer fees	36,868
Transfer agent fees	24,580
Legal fees	11,600
Audit fees	19,793
Trustees’ fees and expenses	19,402
Insurance expense	3,538
Printing and postage expenses	4,170
Registration fees	1,369
Other expenses	3,475
TOTAL EXPENSES	1,430,076
Less: Fees waived by the Advisor	(173,594)
NET EXPENSES	1,256,482

NET INVESTMENT INCOME	2,028,539

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND SECURITIES SOLD SHORT

Net realized loss from:
Investments	(10,414,654)
Securities sold short	(9,682)
Net realized loss from investments and securities sold short	(10,424,336)

Net change in unrealized depreciation on investments	(4,727,695)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(15,152,031)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(13,123,492)

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
FROM OPERATIONS
Net investment income	$2,028,539	$395,540
Net realized loss from investments and securities sold short	(10,424,336)	(400,561)
Net change in unrealized depreciation on investments	(4,727,695)	(2,410,164)
Net decrease in net assets resulting from operations	(13,123,492)	(2,415,185)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(2,491,353)	(1,076,100)
Net decrease in net assets from distributions to shareholders	(2,491,353)	(1,076,100)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	5,000,000	110,453,365
Net asset value of shares issued in reinvestment of distributions to shareholders	2,269,534	847,654
Payments for shares redeemed	(228,204,931)	(179,446,304)
Net decrease in net assets from shares of beneficial interest	(220,935,397)	(68,145,285)

TOTAL DECREASE IN NET ASSETS	(236,550,242)	(71,636,570)

NET ASSETS
Beginning of year	325,544,173	397,180,743
End of year	$88,993,931	$325,544,173

SHARE ACTIVITY
Shares sold	520,725	11,274,754
Shares reinvested	245,134	86,799
Shares redeemed	(24,489,373)	(18,319,214)
Net decrease in shares of beneficial interest outstanding	(23,723,514)	(6,957,661)

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	December 31,		December 31,		December 31,		December 31,	December 31,
	2022		2021		2020		2019	2018
Net Asset Value, Beginning of Year	$9.72		$9.82		$9.68		$9.57	$9.71
Income (loss) from investment operations:
Net investment income (1)	0.10		0.01		0.03		0.13	0.13
Net realized and unrealized gain (loss) on investments	(0.57)		(0.08)		0.19		0.23	(0.03)
Total from investment operations	(0.47)		(0.07)		0.22		0.36	0.10
Less distributions from:
Net investment income	(0.15)		(0.03)		(0.08)		(0.25)	(0.24)
Total from distributions	(0.15)		(0.03)		(0.08)		(0.25)	(0.24)
Net Asset Value, End of Year	$9.10		$9.72		$9.82		$9.68	$9.57
Total return (2)	(4.82)%		(0.72)%		2.24%		3.78%	1.04%
Net assets, end of year (000s)	$88,994		$325,544		$397,181		$161,140	$179,793
Ratio of gross expenses to average net assets	0.74%		0.70%		0.69%		0.72%	0.70%
Ratio of net expenses to average net assets	0.65%		0.64	% (4)	0.64	% (4)	0.65%	0.65%
Ratio of net investment income to average net assets	1.05%		0.11%		0.26%		1.32%	1.33%
Portfolio Turnover Rate	218	% (3)	317	% (3)	433%		431%	197%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any, and exclude the effect of applicable sales loads. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(3)	The portfolio turnover rate excludes dollar roll transactions for the years ended December 31, 2022 and December 31, 2021. If these were included in the calculation the turnover percentage would be 237% and 320%, respectively. The fund had no dollar rolls for years ended December 31, 2018, December 31, 2019 or December 31, 2020.

(4)	During the years ended December 31, 2021 and December 31, 2020, the Advisor voluntarily waived a portion of the advisory fee. Without this waiver, the net expense ratio would have been 0.65%.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2022

1.	ORGANIZATION

The TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) is a separate diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”). The Trust is organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to provide income consistent with liquidity, and limited credit and interest rate risk. The Fund commenced operations on January 3, 2011 and is offered at net asset value (“NAV”) without a sales charge.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including Accounting Standards update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2022, for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$76,592,766	$—	$76,592,766
U.S. Treasury Notes	—	7,565,818	—	7,565,818
Short-Term Investments	—	9,706,619	—	9,706,619
Total	$—	$93,865,203	$—	$93,865,203

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Schedule of Investments for industry classification.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986 as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2019 to December 31, 2021 or expected to be taken in the Fund’s December 31, 2022 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal and Ohio (Nebraska in prior years), and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

When-Issued and Delayed-Delivery Transactions – The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Fund accounts for mortgage dollar rolls as purchases and sales transactions.

Short Sales – A short sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high-quality financial institution.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2022, the cost of purchases and proceeds from sales of U.S. government securities, other than short-term investments, amounted to $453,330,571 and $666,110,529, respectively, of which $39,803,715 in purchases and $43,271,391 in sales were from mortgage dollar roll transactions. In addition, sold securities short and purchases securities to cover short sales in the amount of $30,465,724 and $30,475,406, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

TransWestern Capital Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”) and Loomis, Sayles & Company, L.P. serves as the Fund’s sub-advisor (the “Sub-Advisor”). Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets. Subject to the authority of the Board and oversight by the Advisor, the Sub-Advisor is responsible for day-to-day execution of the Fund’s strategy and management of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. The Sub-Advisor is paid by the Advisor, not the Fund. During the year ended December 31, 2022, the Fund incurred $872,353 in advisory fees.

Pursuant to an expense limitation agreement between the Advisor and the Trust, on behalf of the Fund, (the “Expense Limitation Agreement”), the Advisor has contractually agreed, at least until April 30, 2023, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses) borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor) will not exceed 0.65% per annum of the Fund’s average daily net assets. During the year ended December 31, 2022, the Advisor waived fees of $173,594.

If the Advisor waives any fee or reimburses any expense pursuant to the expense limitation agreement, and the Fund’s operating expenses are subsequently less than 0.65% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 0.65% of average daily net assets. If the Fund’s operating expenses subsequently exceed 0.65% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). As of December 31, 2022, fee waivers subject to recapture by the Advisor were as follows:

Year of Expiration
December 31, 2023	$133,788
December 31, 2024	$164,660
December 31, 2025	$173,594

As of December 31, 2022, $118,507 in previously waived fees expired unrecouped.

Effective September 30, 2020, the Advisor agreed to voluntarily waive a portion of the advisory fee to support an annualized yield. The Advisor can amend or terminate this voluntary waiver at any time. For the year ended December 31, 2022, the Advisor voluntarily waived $0 of advisory fees. The voluntary waiver is not subject to recapture by the Advisor.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “12b-1 Plan” or “Plan”). Pursuant to the Plan, the Fund pays the Advisor an annual fee for distribution and shareholder servicing expenses of up to 0.10% of the Fund’s average daily net assets. During the year ended December 31, 2022, pursuant to the Plan, the Advisor received $193,856 of fees.

Pursuant to a separate servicing agreement with Ultimus Fund Solutions, LLC (“UFS”), the Fund pays UFS fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of UFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives fees from the Fund.

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 0.25% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the years ended December 31, 2021 and December 31, 2022, the Fund did not assess any redemption fees.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATON – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes (including securities sold short), and its respective gross unrealized appreciation and depreciation at December 31, 2022, were as follows:

			Net Unrealized
Cost	Appreciation	Depreciation	Depreciation
$97,040,326	$145,433	$(3,320,556)	$(3,175,123)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid during the years ended December 31, 2022 and December 31, 2021 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2022	December 31, 2021
Ordinary Income	$2,491,353	$1,076,100
	$2,491,353	$1,076,100

As of December 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other		Total
Ordinary	Long-Term	and	Carry	Book/Tax	Unrealized	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	Depreciation	Deficit
$—	$—	$(1,325,169)	$(28,897,818)	$(26,600)	$(3,175,123)	$(33,424,710)

The difference between book basis and tax basis undistributed net investment income/(loss) and other book/tax adjustments is primarily attributable to the tax deferral of losses on wash sales and adjustments for accrued dividends payable.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $1,325,169.

At December 31, 2022, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$8,931,084	$19,966,734	$28,897,818

Permanent book and tax differences, primarily attributable to book tax treatment of distributions, resulted in reclassification as of December 31, 2022 as follows:

Paid In	Accumulated
Capital	Deficit
$(25,613)	$25,613

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2022, Crest Forest Realty Corporation held 57.03% of the voting securities of the Fund.

9.	MARKET AND GEOPOLITICAL RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

10.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020-04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any of applying this ASU.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of TransWestern Institutional Short Duration Government Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of TransWestern Institutional Short Duration Government Bond Fund, a series of shares of beneficial interest in Northern Lights Fund Trust (the “Fund”), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five- year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania

February 28, 2023

TransWestern Institutional Short Duration Government Bond Fund
EXPENSE EXAMPLES
December 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period *
Actual	Ratio	7/1/22	12/31/22	7/1/22 – 12/31/22
TransWestern	0.65%	$1,000.00	$992.70	$3.26

	Annualized	Beginning	Ending	Expenses Paid
Hypothetical	Expense	Account Value	Account Value	During Period *
(5% return before expenses)	Ratio	7/1/22	12/31/22	7/1/22 – 12/31/22
TransWestern	0.65%	$1,000.00	$1,021.93	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

TransWestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2022

Transwestern Advisors -Advisor to TransWestern Institutional Short Duration Government Bond Fund*

In connection with the regular meeting held on December 14-15, 2022 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between TransWestern Capital Advisers, LLC (“TCA” or the “Adviser”) and the Trust, with respect to the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that TCA was founded in 2005 and managed approximately $171 million in assets. The Board reviewed the background information of the key investment personnel responsible for servicing the Fund. They acknowledged the Adviser’s assertion that it developed the short duration government bond strategy to be low risk, conservative, provide protection against rising interest rates, and receive favorable treatment within a bank’s balance sheet. They noted that the Adviser delegated day-to-day management of the strategy to the Fund’s sub-adviser, Loomis, Sayles, & Company, L.P., while continuously monitoring and evaluating the sub-adviser’s performance, compliance, operations, and research capabilities. They discussed the Adviser’s regular communications with Loomis Sayles. The Board confirmed that there were no reported cybersecurity incidents, material litigation or compliance issues since the last renewal of the Advisory Agreement. The Board noted that the Adviser’s expertise made it well-suited to develop and oversee a specialty strategy. The Board concluded that TCA was expected to continue to provide high quality service to the Fund and its shareholders.

Performance. The Board reviewed the Fund’s investment objective and strategy, noting that the Fund was rated 4-star by Morningstar. They noted that the Fund performed in-line with its peer group median and slightly outperformed the category median and benchmark over the since inception period. They also noted that the Fund underperformed all metrics during the one-year, three-year and five-year periods, noting the Adviser’s assertion that recent Fund performance was impacted by bond duration/yield curve, sector allocation and security selection. They also considered the Adviser’s observations regarding performance compared to a blended benchmark. The Board concluded that the Fund’s performance was appropriate given the Fund’s investment strategy.

Fees and Expenses. The Board noted that the Adviser charged an advisory fee of 0.45%, a portion of which was paid to the sub-adviser. They noted that the advisory fee was slightly higher than both the peer group and category average and median. They also noted that the Fund’s net expense ratio of 0.65%, was higher than the peer group and category average and median. They noted the Adviser’s intent to renew the expense limitation agreement. They discussed the Adviser’s assertion that the fee was reasonable given the complexity of the strategy and the investment process required to manage the strategy, specifically the structuring, advising, administering, and coordinating the management of the parties servicing the Fund. The Board considered the cost of the sub-adviser services. They concluded that the fee was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by the Adviser, noting the services that TCA provided to the Fund. They determined that TCA earned a modest profit in terms of actual dollars and percentage. They agreed that TCA’s profitability from its relationship with the Fund was not excessive.

TransWestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2022

Economies of Scale. The Board considered whether the Adviser had realized economies of scale with respect to the advisory services provided to the Fund. They considered the breakpoints in the current sub-advisory agreement and the Adviser’s position that a breakpoint could be considered at $3 billion in assets. They agreed, based on current asset levels and profit margins, that it did not appear the Adviser was benefiting from economies of scale. The Board agreed that the absence of breakpoints in the advisory fee at this time was not unreasonable.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Advisory Agreement was in the best interests of the Fund and the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

TransWestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2022

Loomis, Sayles & Company, L.P. -Sub-Adviser to TransWestern Institutional Short Duration Government Bond Fund*

In connection with the regular meeting held on December 14-15, 2022 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Loomis, Sayles, & Company, L.P. (“Loomis Sayles” or the “Sub-Adviser”) and TransWestern Capital Advisers, LLC (the “Adviser”), with respect to the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that Loomis Sayles was founded in 1926 and managed approximately $294 billion in assets. They discussed the services offered by Loomis Sayles to institutional and individual clients. The Board reviewed the background of the key personnel servicing the Fund, noting the team’s diverse set of asset management skills. They commented that the Sub-Adviser managed the day-to-day strategy using bottom-up analysis conducted by sector research teams that incorporate valuation, volatility and liquidity. They acknowledged that risk management was a focus of the Sub-Adviser, noting that Loomis Sayles had extensive firmwide policies and procedures with risk controls to protect the Fund. They discussed Loomis Sayles’ use of pre-and-post trade reporting to monitor the Fund’s compliance with its investment limitations. The Board noted that the size of the Sub-Adviser and its multiple affiliates results in several regulatory examinations, inquiries and litigation actions, but there were no material compliance or litigation issues to report. The Board agreed that Loomis Sayles’ robust organization and resources are a benefit to the Adviser and the Fund. They acknowledged the Adviser’s satisfaction with Loomis Sayles and concluded that it would continue to provide high quality services to the Fund and shareholders.

Performance. The Board reviewed the Fund’s investment objective and strategy, noting that the Fund was rated 4-star by Morningstar. They further noted that the Fund performed in line with its peer group and slightly outperformed category median and benchmark over the since inception period. The Board concluded that the Fund’s performance was consistent with the strategy and the Board’s expectations.

Fees and Expenses. The Board reviewed and discussed the Sub-Adviser’s fee schedules and considered the allocation of duties and fees among the Adviser and Sub-Adviser. The Board agreed that the Sub-Adviser continued to provide an exceptional level of service to the Fund and the Adviser. After further discussion, in consideration of all factors, the Board concluded that the fee charged by the Sub-Adviser was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by the Sub-Adviser, taking into consideration the services the Sub-Adviser provided to the Fund. They observed that the Sub-Adviser earned a modest profit. They concluded that the Sub-Adviser’s level of profitability from its relationship with the Fund was not excessive.

Economies of Scale. The Board considered whether the Sub-Adviser had achieved economies of scale with respect to the management of the Fund alongside other accounts and agreed that the current fee and breakpoints reflected those economies. They further agreed that economies of scale was primarily a Fund level issue and had been considered with respect to the Fund’s overall advisory agreement and advisory fee.

TransWestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2022

Conclusion. Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

TransWestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2022

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/22 – NLFT_v1

TransWestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2022

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
Eric Kane Born in 1981	Vice President Since December 2022	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2022); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2020-2022); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020); Assistant Vice President, Gemini Fund Services, LLC (2014- 2017).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2022, the Trust was comprised of 67 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Fund does not hold itself out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-881-2380.

12/31/22 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2380 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
TransWestern Capital Advisors, LLC
155 S. Madison St., Suite 237
Denver, CO 80209

SUB-ADVISOR
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

TransWestern-AR-22

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 – $17,100

2021 – $17,100

2020 – $16,600

(b)	Audit-Related Fees

2022 – None

2021 – None

2020 – None

(c)	Tax Fees

2022 - $2,500

2021 - $2,200

2020 - $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 – None

2021 – None

2020 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2022 2021 2020

Audit-Related Fees: 0.00% 0.00% 0.00%

Tax Fees: 0.00% 0.00% 0.00%

All Other Fees: 0.00% 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $2,500

2021 - $2,200

2020 - $2,200

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)               Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin Wolf

Kevin E. Wolf, Principal Executive Officer

Date 03/06/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 03/06/2023

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer

Date 03/06/2023